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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 24, 2000



                            CHITTENDEN CORPORATION
                           (Exact name of Registrant
                           as specified in charter)


Vermont                                   0-7974             03-0228404
(State or other                           (Commission        (IRS Employer
jurisdiction of incorporation)            File Number)       Identification No.)


Two Burlington Square, Burlington, Vermont                   05401
(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (802) 660-1410



                                Not Applicable
                        (Former name or former address,
                         if changed since last report)
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ITEM 5. OTHER EVENTS

On January 19, 2000, the Registrant announced that the Chittenden Corporation's Board of Directors had authorized the repurchase of up to 2,000,000 shares of the Corporation's common stock (approximately 7% of the Company's outstanding Common Stock) in negotiated transactions or open market purchases. A copy of the press release dated January 20, 2000 is attached as an exhibit to this Form 8-K.
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                               INDEX TO EXHIBITS

EXHIBIT NUMBER                                                   PAGE NUMBER

     (28) Additional Exhibits                                          5

          Press Release related to announcement
          of authorization to repurchase up to 2,000,000 shares of the Company's common stock.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY: /S/ F. Sheldon Prentice
        Senior Vice President, General Counsel and Secretary

DATE: January 26, 2000